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                                                                    EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-14109 of USA Waste Services, Inc. on Form S-4 of our report dated March 30, 1995 (relating to the consolidated financial statements of Chambers Development Company, Inc. and subsidiaries not presented separately herein) appearing in USA Waste Services, Inc.'s Current Report on Form 8-K/A, Amendment No. 3, dated May 7, 1996.



                                          DELOITTE & TOUCHE LLP



Pittsburgh, Pennsylvania
November 18, 1996